UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) February 15, 2007

DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST, SERIES 2007-AR1 (Exact name of Issuing Entity as specified in its charter)
DEUTSCHE ALT-A SECURITIES, INC. (Exact name of Depositor as specified in its charter)
DB STRUCTURED PRODUCTS, INC. (Exact name of Sponsor as specified in its charter)
DEUTSCHE ALT-A SECURITIES, INC. (Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-131600-12 (Commission File Number)	35-2184183 (IRS Employer ID Number)

60 Wall Street New York, New York 10005	10005
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(212) 250-2500
No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 31, 2007, Deutsche Alt-A Securities, Inc., (the “Company”) entered into a pooling and servicing agreement dated as of January 1, 2007 (the “Pooling and Servicing Agreement”), among the Company, as depositor, HSBC Bank USA, National Association as trustee (the “Trustee”) and Wells Fargo Bank, N.A. as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”) providing for the issuance of Deutsche Alt-A Securities Mortgage Loan Trust 2007-AR1, Mortgage Pass-Through Certificates, Series 2007-AR1. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transaction:

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of January 1, 2007, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.

99.1

The Mortgage Loan Purchase Agreement, dated as of January 31, 2007, by and between DB Structured Products, Inc., as the seller (the “Seller”) and the Company.

99.2

Assignment, Assumption and Recognition Agreement, dated as of January 31, 2007, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, Inc., as assignee, and GMAC Mortgage, LLC, and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer.

99.3

Servicing Agreement, dated as of August 5, 2005, between DB Structured Products, Inc., as owner, and GMAC Mortgage Corporation, as the servicer.*

99.4

Assignment, Assumption and Recognition Agreement, dated as of January 31, 2007, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, Inc., as assignee, and IndyMac Bank, F.S.B., and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer.

99.5

First Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of June 1, 2005, as amended and restated to and including December 1, 2005, between DB Structured Products, Inc., as assignor and IndyMac Bank, F.S.B., as the servicer.**

99.6

Certificate Interest Rate Cap Confirmation and Credit Support Annex, each dated as of January 31, 2007, between The Bank of New York, as cap provider, and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as trustee for the supplemental interest trust.

99.7

Certificate Interest Rate Swap Transaction Confirmation and Credit Support Annex, each dated as of January 31, 2007, between Deutsche Bank AG, New York Branch, as certificate swap provider, and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as trustee for the supplemental interest trust.

99.8

Subordinate Certificate Interest Rate Cap Confirmation, dated as of January 31, 2007, between Deutsche Bank AG, New York Branch, as subordinate certificate cap provider, and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as trustee for the supplemental interest trust.

99.9

Class A-1 Interest Rate Swap Confirmation, dated as of January 31, 2007, between Deutsche Bank AG, New York Branch, as Class A-1 swap provider, and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as trustee for the supplemental interest trust.

* Incorporated herein by reference to the Form 8-K filed with the SEC on April 17, 2006.

**Incorporated herein by reference to the Form 8-K filed with the SEC on November 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE ALT-A SECURITIES, INC.

By: /s/ Ernie Calabrese

Name: Ernie Calabrese

Title:   Director

By: /s/ Rika Yano

Name: Rika Yano

Title:   Vice President

Dated: February 15, 2007

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of January 1, 2007, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.

99.1

The Mortgage Loan Purchase Agreement, dated as of January 31, 2007, by and between DB Structured Products, Inc., as the seller (the “Seller”) and the Company.

99.2

Assignment, Assumption and Recognition Agreement, dated as of January 31, 2007, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, Inc., as assignee, and GMAC Mortgage, LLC, and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer.

99.3

Servicing Agreement, dated as of August 5, 2005, between DB Structured Products, Inc., as owner, and GMAC Mortgage Corporation, as the servicer.*

99.4

Assignment, Assumption and Recognition Agreement, dated as of January 31, 2007, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, Inc., as assignee, and IndyMac Bank, F.S.B., and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer.

99.5

First Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of June 1, 2005, as amended and restated to and including December 1, 2005, between DB Structured Products, Inc., as assignor and IndyMac Bank, F.S.B., as the servicer.**

99.6

Certificate Interest Rate Cap Confirmation and Credit Support Annex, each dated as of January 31, 2007, between The Bank of New York, as cap provider, and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as trustee for the supplemental interest trust.

99.7

Certificate Interest Rate Swap Transaction Confirmation and Credit Support Annex, each dated as of January 31, 2007, between Deutsche Bank AG, New York Branch, as certificate swap provider, and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as trustee for the supplemental interest trust.

99.8

Subordinate Certificate Interest Rate Cap Confirmation, dated as of January 31, 2007, between Deutsche Bank AG, New York Branch, as subordinate certificate cap provider, and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as trustee for the supplemental interest trust.

99.9

Class A-1 Interest Rate Swap Confirmation, dated as of January 31, 2007, between Deutsche Bank AG, New York Branch, as Class A-1 swap provider, and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as trustee for the supplemental interest trust.

* Incorporated herein by reference to the Form 8-K filed with the SEC on April 17, 2006.

**Incorporated herein by reference to the Form 8-K filed with the SEC on November 15, 2006.